UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Security Purchase Agreement Amendment and related Convertible Promissory Note Amendment

Amendment No. 1 to Security Purchase Agreement. On March 24, 2022, effective as of February 17, 2022, RespireRx Pharmaceuticals Inc. (the “Company”) and FirstFire Opportunities Fund LLC (“FirstFire”) entered into a first amendment to that certain Securities Purchase Agreement, dated as of February 17, 2021 (“SPA Amendment No. 1”) SPA Amendment No. 1 changes the governing law from the State of New York to the State of Delaware.

The foregoing description of the SPA Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the Note Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Amendment No. 2 to Convertible Promissory Note. On March 24, 2022, effective as of February 17, 2022, the Company and FirstFire entered into a second amendment to that certain Convertible Promissory Note dated February 17, 2021 (“Note”) as amended by a first amendment to the Note which was amended on November 23, 2021, effective on November 17, 2021 (“Note Amendment No. 1”) which second amendment is referred to herein as “Note Amendment No. 2.” Note Amendment No. 2 changes the maturity date of the Note as amended by Note Amendment No. 1 to June 17, 2022, increases the guaranteed interest by and additional $1,858.63 and changes governing law from the State of New York to the State of Delaware.

The foregoing description of the Note Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to Note Amendment No. 2, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1*	Amendment No. 1 to Securities Purchase Agreement
99.2*	Amendment No. 2 to Convertible Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2022	RESPIRERX PHARMACEUTICALS INC.
(Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis
SVP, CFO, Secretary and Treasurer